NATIONWIDE MUTUAL FUNDS

Nationwide Amundi Global High Yield Fund	Nationwide HighMark California Intermediate Tax Free Bond Fund
Nationwide Amundi Strategic Income Fund	Nationwide HighMark Large Cap Core Equity Fund
Nationwide Amundi World Bond Fund	Nationwide HighMark National Intermediate Tax Free Bond Fund
Nationwide Bailard Cognitive Value Fund	Nationwide HighMark Short Term Bond Fund
Nationwide Bailard Emerging Markets Equity Fund	Nationwide HighMark Small Cap Core Fund
Nationwide Bailard International Equities Fund	Nationwide High Yield Bond Fund
Nationwide Bailard Technology & Science Fund	Nationwide Inflation-Protected Securities Fund
Nationwide Bond Fund	Nationwide International Index Fund
Nationwide Bond Index Fund	Nationwide Mid Cap Market Index Fund
Nationwide Core Plus Bond Fund	Nationwide Government Money Market Fund
Nationwide Diverse Managers Fund	Nationwide Portfolio Completion Fund
Nationwide Emerging Markets Debt Fund	Nationwide S&P 500 Index Fund
Nationwide Fund	Nationwide Small Cap Index Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide Small Company Growth Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide U.S. Small Cap Value Fund
Nationwide Global Equity Fund	Nationwide Ziegler Equity Income Fund
Nationwide Government Bond Fund	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Nationwide Growth Fund	Nationwide Ziegler Wisconsin Tax Exempt Fund
Nationwide HighMark Bond Fund

Supplement dated September 23, 2016
to the Statement of Additional Information dated March 1, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information ("SAI").

Nationwide Diverse Managers Fund

On September 14, 2016, the Board of Trustees of Nationwide Mutual Funds (the "Trust"), including a majority of the Trustees who are not "interested persons" of the Trust (as defined under the Investment Company Act of 1940, as amended), considered and approved a proposal to liquidate the Nationwide Diverse Managers Fund (the "Fund"), a series of the Trust. The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation and Dissolution (the "Plan") on or about February 10, 2017 (the "Liquidation Date"). Until the Liquidation Date, the Fund is permitted to depart from its stated investment objective and strategies and hold cash and cash equivalent positions as a temporary defensive measure to preserve value. In anticipation of the Fund's liquidation, the Fund intends to begin to sell its portfolio holdings in exchange for cash, U.S. government securities and/or other short-term debt instruments.

Effective immediately, new account requests, exchanges into the Fund and purchase orders for Fund shares will no longer be permitted (other than those purchase orders received through dividend reinvestment or purchase orders from qualified retirement plans who are existing shareholders). Any investor who places a purchase order should be aware, however, that the Fund no longer represents a long-term investment solution. The Fund is no longer being marketed for new investment and, as a consequence, the size and net asset value of the Fund may decrease as a result of shareholder redemptions and sale of Fund assets to meet those redemptions. This potentially will cause remaining shareholders to bear increased operating expenses. Such shareholders also will bear a proportionate share of the costs of liquidation and other expenses in respect of their new as well as existing investments. Any investor who places a purchase order also should consider the potential tax consequences of making new investments in the Fund during the short period prior to the Fund's liquidation.

Between now and the Liquidation Date, existing Fund shareholders may continue to reinvest dividends and distributions, redeem shares, or exchange shares into other Nationwide Funds. However, in accordance with the Plan, the Fund may set up a reserve account for expenses incurred in connection with the liquidation to ensure that all shareholders are treated fairly. Any such reserve account may affect the amount of redemption proceeds payable to a shareholder upon redemption.

Any shareholder who has not redeemed or exchanged shares into another Nationwide Fund by the regular close of business on the business day before the Liquidation Date will receive a liquidating distribution as of the Liquidation Date. On the Liquidation Date, the Fund will distribute pro rata to its respective shareholders of record all of its assets in cash, and all outstanding shares of beneficial interest will be redeemed and canceled. If you hold shares of the Fund directly with the Trust in an Individual Retirement Account ("IRA") maintained by U.S. Bank N.A. and you do not contact us at 800-848-0920 prior to the Liquidation Date, we will invest your liquidation proceeds in Investor Shares of the Nationwide Government Money Market Fund until we receive instructions from you. Investor Shares of the Nationwide Government Money Market Fund are subject to low balance fees in the amount of $2 per month if the monthly average balance of the account falls below $500. IRA owners may obtain a prospectus for the Nationwide Government Money Market Fund by calling 800-848-0920.

The liquidation will constitute a taxable event, except to the extent the Fund's shares are held in a tax-advantaged product, plan or account. Therefore, you may be subject to federal, state, local or foreign taxes. You should consult your tax advisor for information regarding all tax consequences applicable to your investments in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE